UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2020

Bull Horn Holdings Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 S. Pointe Drive, Suite TH-1

Miami Beach, Florida 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 671-3341

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share and one Redeemable Warrant	BHSEU	The Nasdaq Stock Market LLC

Ordinary Share of no par value	BHSE	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one-half of one Ordinary Share at an exercise price of $11.50	BHSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

 Separate Trading of Units, Ordinary Share and Warrants

As previously reported, on November 3, 2020, Bull Horn Holdings Corp., a British Virgin Islands business company (the “Company”), consummated its initial public offering (the “IPO”) of 7,500,000 units (the “Units”). Each Unit consists of one ordinary share, no par value, of the Company (the “Ordinary Shares”) and one redeemable warrant of the Company (the “Warrants”), with each Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per whole share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $75,000,000. The Company granted the underwriters in the IPO a 45-day option to purchase up to 1,125,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”). On December 10, 2020, the underwriters notified the Company that they would not be exercising the Over-Allotment Option and as a result, Bull Horn Holdings Sponsor LLC, the Company’s sponsor, returned 281,250 Ordinary Shares to the Company for no consideration and such Ordinary Shares were canceled.

On December 15, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade the Ordinary Shares and the Warrants comprising the Units commencing on December 17, 2020. Those Units not separated will continue to trade on The Nasdaq Capital Market under the symbol “BHSEU,” and the Ordinary Share and Warrants that are separated will trade on The Nasdaq Capital Market under the symbols “BHSE” and “BHSEW”, respectively. Holders of Units will need to instruct their brokers to contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate their Units into shares of Ordinary Share and Warrants.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated December 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bull Horn Holdings Corp.

	By:	/s/ Robert Striar
		Name:	Robert Striar
		Title:	Chief Executive Officer

Dated: December 15, 2020